Investor Presentation First Quarter 2021 Dennis G. Shaffer - President & Chief Executive Officer Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of such term in federal securities law. Forward-looking statements express management’s current expectations, forecasts of future events or long-term goals, and may be based upon beliefs, expectations and assumptions of the Company’s management are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement. A number of factor, many of which are beyond the ability of the Company to control or predict, could cause the actual results to differ materially from those in its forward-looking statements. Additional information regarding such risks can be found in public documents on file with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer President & Chief Executive Officer dgshaffer@civb.com Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 9th Largest Publicly Traded Commercial Bank Headquartered in Ohio 472 Employees Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties 35 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing

Who We Are Deposit market share information as of June 30, 2020. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $510 million in loans $1,005 million in deposits #1 deposit market share in Sandusky, Ohio with ~51% market share Cleveland/Akron, Ohio 3 Locations $611 million in loans $155 million in deposits North Central, Ohio 7 Locations $55 million in loans $227 million in deposits ~34% deposit market share in our markets Columbus & West Central, Ohio 6 Locations $383 million in loans $317 million in deposits 23% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $139 million in loans $116 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $362 million in loans $656 million in deposits ~43% deposit market share in our markets

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost core deposits (19 bps total cost of deposits) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.29% as of 3/31/2021 Experienced management team with a deep bench Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index 1PCI – purchased credit impaired loans.

Who We Are Dennis G. Shaffer SVP & Chief Operating Officer 35 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 32 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 17 years of banking experience Joined in 2018 Lance A. Morrison SVP & Controller 32 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 25 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 36 years of banking experience Joined in 2010 Paul J. Stark Donna M. Jaskolski SVP & Customer Experience Officer 18 years of banking experience Joined in 2017 CEO & President President, Civista Bank 35 years of banking experience Joined in 2009

Who We Are

Current Initiatives 10

Current Initiatives During 2020, Civista modified a total of 813 loans totaling $431.1 million under the provisions of the CARES Act. Loans modified under COVID-19 Programs at March 31, 2021: COVID-19 Deferrals

Current Initiatives Originated $387.6 million in PPP loans 2,360 loans for $267.8 million in Round 1 with $9.9 million in fees 1,238 loans for $119.8 million in Round 2 with $5.7 million in fees Provided assistance to more than 3,500 businesses and their over 37,000 employees Average loan size ~$110K As of 3/31/2021 $141.0 million PPP loans have been forgiven or paid off. We have recognized $4.7 million in fees in 2020 and $3.1 million in Q1 2021 with $7.8 million remaining to be earned SBA Paycheck Protection Program

Current Initiatives Enhance utilization of technology to improve efficiency and customer experience Curbside banking Workflow and electronic storage E-Sign Digital Transformation – rollout Q2 2021 Enhanced Treasury Management Services and Reporting Improved in-branch and online account opening and online access Retail Commercial Commercial Loan Origination System – rollout Q3 2021 Enhanced fraud monitoring and data protection Leveraging Technology

Current Initiatives Civista Digital Banking

Financial Trends 15

Financial Trends 1. March 31, 2021 includes $246.6 million of PPP loans . 2. Presented on an annualized basis 3. Non-GAAP reconciliation on page 36.

Financial Trends Total Assets1 ($ in millions) 1. 2018 includes $578 million in assets due to UCB acquisition CAGR 20.6%

Financial Trends Total Gross Loans1 ($ in millions) 1. 2020 includes $217.3 million of PPP loans. 2021 includes $246.6 million of PPP Loans. 2018 includes $299 million in loans due to UCB acquisition. CAGR 17.0%

Financial Trends Total Gross Loans: $2.1 billion CRE to RBC Ratio: 315.8% Loan Mix

1. LTM basis 2. Excluding PCI (purchased credit impaired loans). Financial Trends Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2018 includes $476 million in deposits due to UCB acquisition CAGR 20.5%

1 including $246.6 million of PPP loans and $172.9 million of tax refund processing deposits Financial Trends Total Deposits: $2.5 billion Q1 2021 Loan/Deposit Ratio: 83.2%1 37% Noninterest Bearing Demand Deposits are 76% Commercial and 24% Retail Deposit Mix

2021 Peer data as of 3/31/2021 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2021 peer data as of 3/31/2021, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1Page 37 shows 2018 ratios adjusted for merger related expenses Fee income platform Service charges on deposit accounts were $1.3 million Q1 2021 and $1.5 million Q1 2020 Mortgage Banking Gain on sale of loans, primarily mortgage loans, Q1 2021 and 2020 was $2.7 million $827 thousand, respectively Wealth Management $1.1 million Q1 2021 and $1 million Q1 2020 Tax Refund Processing Platform $1.9 million Q1 2021 and Q1 2020 Continued disciplined approach to controlling noninterest expense Near-term focus on review of branch network Announced two branch closures Q3 2021 Identified efficiencies invested to enhance digital offerings Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio

Financial Trends 1. TCE Non-GAAP reconciliation on page 25 2. LTM basis 3. Page 35 shows 2018 ratios adjusted for merger related expenses Successfully raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Successfully redeemed outstanding preferred shares effective December 20, 2019 Beginning in Q3 2019, through Q1 2021, 1.2 million shares have been repurchased for approximately $21.3 million at a weighted average price of $17.70 Authorized $13.5 million stock repurchase plan on April 20, 2021. Increased the quarterly common dividend to $0.12 in first quarter 2021. Capital Management

Providing Shareholder Value 27

1. LTM basis 2. Page 27 shows 2018 ratios adjusted for merger related expenses Providing Shareholder Value Net Income & Earnings Per Share (Available to Common) ($ in millions)

1. LTM basis Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity ($ in millions)

Providing Shareholder Value 1Non-GAAP reconciliation on page 36 Tangible Book Value per Share1 CAGR 11.1%

Why Civista? 31

Why Civista? Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets Since year-end 2015, loan portfolios in these markets have increased from $404 million to $1 billion1 through March 31, 2021 Low cost, locally generated deposit base Experienced Acquirer & Organic Growth Model 1includes $91.7 million of PPP loans

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 Continued strong NIM Experienced management team with an average of 29 years in banking Strategically positioned in attractive Ohio lending markets funded by low cost deposit with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2016 to YTD 2021 Net Income CAGR: 20.8% TBV / Share CAGR: 11.1% LTM EPS CAGR: 8.4% Compelling Investment Opportunity

Additional Information 34

Operating Results

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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